EXCHANGE TRADED CONCEPTS TRUST

REX VOLMAXXTM LONG VIX FUTURES STRATEGY ETF

(the “Fund”)

Supplement Dated July 18, 2018

to the currently effective Summary Prospectus, Prospectus, and Statement of Additional Information

for the Fund

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and Statement of Additional Information and should be read in conjunction with those documents.

After careful consideration, Exchange Traded Concepts, LLC, the Fund’s investment adviser, in consultation with REX Shares, LLC, the Fund’s sponsor, has recommended, and the Board of Trustees of Exchange Traded Concepts Trust has approved, the termination and liquidation of the Fund pursuant to the terms of a Plan of Liquidation. Accordingly, the Fund is expected to cease operations and liquidate on or about July 27, 2018 (the “Liquidation Date”).

The Fund is closed to orders for new creation units, and the last day of trading of the Fund’s shares on the Cboe BZX Exchange, Inc. will be July 24, 2018. From July 16, 2018 through July 24, 2018, shareholders may only be able to sell their shares to certain broker-dealers, and there is no assurance that there will be a market for Fund shares during that time period. Customary brokerage charges may apply to such transactions. For the ordinary income distribution, the ex-date will be July 23, 2018, the record date will be July 24, 2018 and the pay date will be July 25, 2018.

Starting July 16, 2018, the Fund began converting its portfolio assets to cash. This will cause the Fund to increase its cash holdings and deviate from the investment objective and strategies stated in the Fund’s prospectus.

On or about the Liquidation Date, the Fund will liquidate its assets and distribute cash pro rata to all remaining shareholders. These distributions are taxable events. In addition, these payments to shareholders will include accrued capital gains and dividends, if any. As calculated on the Liquidation Date, the Fund's net asset value will reflect the costs of closing the Fund. Once the distributions are complete, the Fund will terminate.

If you would like additional information, please call 1-844-REX-1414 or visit www.rexetf.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REX-SU-005-0100